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                                                                    EXHIBIT 3.17

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             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
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 Date Received                                           (FOR BUREAU USE ONLY)

     JUL. 21, 1999
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 Name: 517-663-2525 Ref# 93888   Attn: Cheryl J. Bixby
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              MICHIGAN RUNNER SERVICE                    EFFECTIVE DATE:

 Address: P.O. Box 266
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 City: Eaton Rapid   State: MI    Zip Code: 48827
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Document will be returned to the name and address you enter above



                       RESTATED ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATION

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Restated Articles of
Incorporation:

1.   The present name of the corporation is: Active Tool & Manufacturing Co.,
     Inc.

2.   The identification number assigned by the Bureau is:
                                                                 ---------------
                                                                   012204
                                                                 ---------------

3.   All former names of the corporation are: Active Mobile-Home Corporation
                                              Active Homes Corp.

4. The date of filing the original Articles of Incorporation was: July 1, 1960.

          The following Restated Articles of Incorporation supersede the Articles of Incorporation, as amended, and shall be the Articles of Incorporation for the corporation:


                                   ARTICLE I
                                      NAME

     The name of the corporation is ACTIVE TOOL & MANUFACTURING CO., INC.


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                                   ARTICLE II

     The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

                                  ARTICLE III

     1.   The total authorized shares:

          Common Shares 1,000 shares, $.01 per value
                        ----------------------------

          Preferred Shares
                          --------------------------


     2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

                                   ARTICLE IV

     1. The address of the registered office is 501 South Capital Avenue, Suite 305, Lansing, Michigan 48933.

     2. The mailing address of the registered office is 6303 28th Street, S.E., Grand Rapids, Michigan 48933.

     3. The name of the resident agent at the registered office is: National Registered Agents, Inc.

                                   ARTICLE V

     When a compromise or arrangement, or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on



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application of this corporation or of any creditor or a shareholder thereof, or an application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number, representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

                                   ARTICLE VI

     Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

                                      Signed this 29 day of July, 1999.

                                      By: /s/
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                                      Title: President
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MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
AND LAND DEVELOPMENT BUREAU

Date Received              (FOR BUREAU USE ONLY)
                           This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

----------------------------------------------
Name
     Jolene L. Shellman
     Varnum, Riddering Schmidt & Howlett, LLP
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Address
     3533 N. 27th Street
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City             State         Zip Code
   Milwaukee           WI      53216          EXPIRATION DATE: DECEMBER 31, 2000
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Document will be returned to the name and
         address you enter above.
 If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON REVERSE SIDE)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213 Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

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1. The name of the corporation, limited partnership, or limited liability company is:
   Active Tool & Manufacturing Co., Inc.
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2. The identification number assigned by the Bureau is: 012-204

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3. The assumed name under which business is to be transacted is:
   Tower Automotive - Clinton

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4. This document is hereby signed as required by the Act.

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COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

       Signed this  9th day of  November, 1999
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       By: /s/
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                             (Signature)
              Jeffry C. Kirston             VP
          ----------------------------------------------
          (Type or Print Name)      (Type or Print Title)

       -------------------------------------------------
       (Limited Partnerships Only - Indicate Name of
       General Partner If the General Partner is a corporation or other entity)

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MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
AND LAND DEVELOPMENT BUREAU

Date Received              (FOR BUREAU USE ONLY)
                           This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

----------------------------------------------
Name
     Jolene L. Shellman
     Varnum, Riddering Schmidt & Howlett, LLP
----------------------------------------------
Address
     3533 N. 27th Street
----------------------------------------------
City             State         Zip Code
   Milwaukee           WI      53216          EXPIRATION DATE: DECEMBER 31, 2004
----------------------------------------------

Document will be returned to the name and
         address you enter above.
 If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON REVERSE SIDE)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213 Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

--------------------------------------------------------------------------------

1. The name of the corporation,limited partnership, or limited liability company is:
   Active Tool & Manufacturing Co., Inc.
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2. The identification number assigned by the Bureau is: 012-204

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3. The assumed name under which business is to be transacted is:
   Tower Automotive - Roseville

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4. This document is hereby signed as required by the Act.

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COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

       Signed this  9th day of  November, 1999
                   -----       ---------
       By: /s/
          ----------------------------------------------
                             (Signature)
              Jeffry C. Kirston             VP
          ----------------------------------------------
          (Type or Print Name)      (Type or Print Title)

       -------------------------------------------------
       (Limited Partnerships Only - Indicate Name of
       General Partner If the General Partner is a corporation or other entity)

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MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
AND LAND DEVELOPMENT BUREAU

Date Received              (FOR BUREAU USE ONLY)
                           This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

----------------------------------------------
Name
     Jolene L. Shellman
     Varnum, Riddering Schmidt & Howlett, LLP
----------------------------------------------
Address
     3533 N. 27th Street
----------------------------------------------
City             State         Zip Code
   Milwaukee           WI      53216          EXPIRATION DATE: DECEMBER 31, 2000
----------------------------------------------

Document will be returned to the name and
         address you enter above.
 If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON REVERSE SIDE)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213 Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

--------------------------------------------------------------------------------

1. The name of the corporation, limited partnership, or limited liability company is:
   Active Tool & Manufacturing Co., Inc.
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2. The identification number assigned by the Bureau is: 012-204

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3. The assumed name under which business is to be transacted is:
   Tower Automotive - Elkton

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4. This document is hereby signed as required by the Act.

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COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

       Signed this  9th day of  November, 1999
                   -----       ---------
       By: /s/
          ----------------------------------------------
                             (Signature)
              Jeffry C. Kirston             VP
          ----------------------------------------------
          (Type or Print Name)      (Type or Print Title)

       -------------------------------------------------
       (Limited Partnerships Only - Indicate Name of
       General Partner If the General Partner is a corporation or other entity)